INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED SEPTEMBER 30, 2020 TO THE PROSPECTUSES DATED
OCTOBER 28, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco S&P 500 Revenue ETF (RWL)
Invesco S&P MidCap 400 Revenue ETF (RWK)
Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Invesco S&P Ultra Dividend Revenue ETF (RDIV)
(each, a “Fund” and collectively, the “Funds”)
Effective November 1, 2020, the number of shares in a creation unit for each Fund, except Invesco S&P 500 Revenue ETF, will be decreased from 50,000 to 10,000, and the number of shares in a creation unit for Invesco S&P 500 Revenue ETF will be decreased from 50,000 to 25,000. Therefore, effective November 1, 2020, all references to “50,000 Shares” with respect to the number of shares comprising a creation unit of a Fund are removed and replaced with “25,000 Shares,” for Invesco S&P 500 Revenue ETF, and “10,000 Shares” for the other Funds.
Please Retain This Supplement for Future Reference.
O-TRST2-PRO-1-SUP-5 093020